Exhibit 99.1

Encore Capital Group, Inc.

For Immediate Release

Encore Capital Group, Inc. Announces Pricing for Public Offering of Common Stock by Selling Stockholders

SAN DIEGO — August 8, 2012 /PRNewswire-FirstCall/ — Encore Capital Group, Inc. (NASDAQ: ECPG) (the “Company”) today announced the pricing for the underwritten public offering of 1,213,799 shares of its common stock by Red Mountain Capital Partners II, L.P. and Red Mountain Capital Partners III, L.P., two of the Company’s stockholders, at a price to the public of $28.50 per share. The offering is expected to close on or about August 13, 2012, subject to customary closing conditions. The Company will not receive any proceeds from the sale of the shares by the selling stockholders.

JMP Securities LLC is acting as the sole book-running manager for the offering.

The shares will be sold pursuant to a prospectus supplement and accompanying prospectus as part of an effective shelf registration statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”). Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov. A copy of the prospectus supplement and accompanying prospectus for this offering may be obtained from the offices of JMP Securities LLC, Attention: Prospectus Department, 600 Montgomery Street, 10th Floor, San Francisco, California 94111, by email at ccornell@jmpsecurities.com, or by phone at (415) 835-8985. Any offer or sale will be made only by means of the prospectus supplement and accompanying prospectus.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Encore Capital Group, Inc.

Encore Capital Group is a leading provider of debt management and recovery solutions for consumers and property owners across a broad range of assets. Through its subsidiaries, the Company purchases portfolios of consumer receivables from major banks, credit unions, and utility providers, and partners with individuals as they repay their obligations and work toward financial recovery. Through its Propel Financial Services, LLC subsidiary, the Company assists property owners who are delinquent on their property taxes by structuring affordable monthly payment plans.

Headquartered in San Diego, Encore is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire 4500. More information about the Company can be found at www.encorecapital.com. The Company’s website and the information contained therein, is not incorporated into and is not a part of this press release.

Forward-Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding the completion, timing and size of the proposed public offering. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its

Encore Capital Group, Inc.

subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the U.S. Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Contact:

Encore Capital Group, Inc.

Paul Grinberg (858) 309-6904

paul.grinberg@encorecapital.com

or

Adam Sragovicz (858) 309-9509

adam.sragovicz@encorecapital.com